UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 14, 2011

WELLESLEY BANCORP, INC.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-35352	45-3219901
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

40 Central Street, Wellesley, Massachusetts		02482
(Address of principal executive offices)		(Zip Code)

(781) 235-2550

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On November 14, 2011, Wellesley Bancorp, Inc. (the “Registrant”) and Wellesley Bank entered into an Agency Agreement with Sandler O’Neill & Partners, L.P. (“Sandler O’Neill”), pursuant to which Sandler O’Neill will act as financial advisor to the Registrant in connection with its stock offering, including acting as the managing underwriter in an underwritten public offering, and will assist on a best efforts basis in the marketing of the Registrant’s common stock during the stock offering.

The shares of common stock of the Registrant are being offered pursuant to a Registration Statement on Form S-1 (File No. 333-176764) filed by the Registrant under the Securities Act of 1933, as amended, and a related prospectus. For a description of the fees to be paid to Sandler O’Neill pursuant to the Agency Agreement, see “The Conversion and Offering — Marketing Arrangements” in the prospectus contained in the Registration Statement. A copy of the Agency Agreement is included as Exhibit 1.1 to this report.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Number	Description

1.1	Agency Agreement between Wellesley Bancorp, Inc., Wellesley Bank and Sandler O’Neill & Partners, L.P., dated November 14, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WELLESLEY BANCORP, INC.

Date: November 16, 2011	By:	/s/ Thomas J. Fontaine
Thomas J. Fontaine
President and Chief Executive Officer